BLACKROCK ALLOCATION TARGET SHARES

BATS: Securitized Total Return Series (formerly known as “BATS: Series A Portfolio”)

(the “Fund”)

Supplement dated October 24, 2025

to the Statement of Additional Information of the Fund (the “SAI”), dated October 1, 2025, as amended or supplemented to date

Effective immediately, the following change is made to the Fund’s SAI:

The chart listing investments and investment strategies in the section of the Fund’s SAI entitled “I. Investment Objectives and Policies” as it relates to the Fund is amended in relevant part to reflect the following:

BATS: Securitized Total Return Series
Corporate Loans	X
Direct Lending	X

Shareholders should retain this Supplement for future reference.

SAI-BATSTRS-1025SUP